UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 9, 2009
THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)
Florida

(State or Other Jurisdiction of Incorporation)

1-14260	65-0043078

(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487

(Address of Principal Executive Offices)	(Zip Code)
(561) 893-0101

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
On February 12, 2009, The GEO Group, Inc. (“GEO”) issued a press release (the “Press Release”) announcing its financial results for the quarter and fiscal year ended December 28, 2008, a copy of which is incorporated herein by reference and attached hereto as Exhibit 99.1. GEO also held a conference call on February 12, 2009 to discuss its financial results for the quarter and fiscal year, a transcript of which is incorporated herein by reference and attached hereto as Exhibit 99.2.
In the Press Release, GEO provided certain pro forma financial information for the quarter and fiscal year ended December 28, 2008 that was not calculated in accordance with Generally Accepted Accounting Principles (the “Non-GAAP Information”). Generally, for purposes of Regulation G under the Securities Exchange Act of 1934, Non-GAAP Information is any numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Press Release presents the financial measure calculated and presented in accordance with GAAP which is most directly comparable to the Non-GAAP Information with a prominence equal to or greater than its presentation of the Non-GAAP Information. The Press Release also contains a reconciliation of the Non-GAAP Information to the financial measure calculated and presented in accordance with GAAP which is most directly comparable to the Non-GAAP Information.
The Press Release includes three non-GAAP measures, Pro Forma Income from Continuing Operations, Adjusted EBITDA and Adjusted Free Cash Flow, that are presented as supplemental disclosures. Pro Forma Income from Continuing Operations is defined as income from continuing operations excluding start-up expenses, construction overrun expenses, international bid and proposal expenses, international tax benefit, contract phase-out expenses and write-off of deferred financing fees. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, excluding start-up expenses, construction overrun expenses, international bid and proposal expenses, contract phase-out expenses and write-off of deferred financing fees. In calculating these adjusted financial measures, GEO excludes certain expenses which it believes are unusual or non-recurring in nature, in order to facilitate an understanding of GEO’s operating performance. GEO’s management uses these adjusted financial measures in conjunction with GAAP financial measures to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units. Adjusted Free Cash Flow is defined as income from continuing operations excluding start-up expenses, construction overrun expenses, international bid and proposal expenses, contract phase-out expenses, write-off of deferred financing fees and the other items referenced in the Press Release. GEO’s management believes that the Adjusted Free Cash Flow measure provides useful information to GEO’s management and investors regarding cash that GEO’s operating business generates before taking into account certain cash and non-cash items that are non-operational or infrequent in nature.
GEO’s management believes that these adjusted financial measures are useful to investors to provide them with disclosures of GEO’s operating results on the same basis as that used by GEO’s management. Additionally, GEO’s management believes that these adjusted financial measures provide useful information to investors about the performance of GEO’s overall business because such financial measures eliminate the effects of unusual or non-recurring charges that are not directly attributable to GEO’s underlying operating performance. GEO’s management believes that because it has historically provided similar non-GAAP Financial Information in its earnings releases, continuing to do so provides consistency in its financial reporting and continuity to investors for comparability purposes.

The Non-GAAP Financial Information should be considered in addition to results that are prepared under current accounting standards but should not be considered a substitute for, or superior to, financial information prepared in accordance with GAAP. The Non-GAAP Financial Information may differ from similarly titled measures presented by other companies. The Non-GAAP Financial Information, as well as other information in the Press Release, should be read in conjunction with GEO’s financial statements filed with the Securities and Exchange Commission.
The information in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(b) Retirement of Principal Officer
On February 12, 2009, GEO announced that John G. O’Rourke, GEO’s Chief Financial Officer, will retire effective August 2, 2009. Following his retirement, Mr. O’Rourke will continue to work with GEO in a consulting capacity pursuant to a two-year Consulting Agreement with GEO, dated February 9, 2009 (the “Consulting Agreement”).
Under the terms of the Consulting Agreement, which begins on the date of Mr. O’Rourke’s retirement and continues through July 31, 2011, Mr. O’Rourke will provide technical assistance to GEO and its subsidiaries involving the administration of Finance and Business Management Services for a monthly consulting fee. In addition, Mr. O’Rourke will, among other things, remain entitled to receive his retirement payment of $2,040,000 under the terms of his existing retirement agreement with GEO (plus applicable gross ups) and all of his GEO restricted stock grants vesting on May 4 and May 9, 2009 totaling 9,222 shares of GEO common stock. The Consulting Agreement also contains customary provisions related to non-competition, work product and confidentiality.
(c) Appointment of Principal Officer
On February 12, 2009, GEO announced that effective August 2, 2009, Mr. Brian R. Evans will become GEO’s Chief Financial Officer.
Mr. Evans, 41, has been GEO’s Vice President of Finance and Treasurer since May 2007 and Chief Accounting Officer since May 2003. Mr. Evans joined GEO in October 2000 as Corporate Controller. From 1994 until joining GEO, Mr. Evans was with the West Palm Beach office of Arthur Andersen, LLP where his most recent position was Manager in the Audit and Business Advisory Services Group. From 1990 to 1994, Mr. Evans served in the U.S. Navy as an officer in the Supply Corps. Mr. Evans has a B.S. in Accounting from the University of Notre Dame and is a member of the American Institute of Certified Public Accountants.
A copy of the press release announcing Mr. O’Rourke’s retirement as GEO’s Chief Financial Officer and Mr. Evan’s appointment as GEO’s Chief Financial Officer is incorporated herein by reference and attached hereto as Exhibit 99.3.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
c)	Exhibits
99.1	Press Release, dated February 12, 2009, announcing GEO’s financial results for the quarter ended December 28, 2008 and the fiscal year ended December 28, 2008

99.2	Transcript of Conference Call discussing GEO’s financial results for the quarter ended December 28, 2008 and fiscal year ended December 28, 2008

99.3	Press Release, dated February 12, 2009, announcing the retirement of Chief Financial Officer John G. O’Rourke and Appointment of Brian R. Evans as GEO’s new Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.
Date: February 13, 2009	By:	/s/ John G. O’Rourke
John G. O’Rourke
Senior Vice President and Chief Financial Officer (Principal Financial Officer and duly authorized signatory)

4